EXHIBIT 99.2

Investor & Analyst Conference Call July 31, 2003 A Leader in HR Outsourcing

Highlights 1st quarter revenues - $30.2 million Core services - TWN & UCM - revenues grew a combined 14% to $29.1 million 1st quarter earnings (continuing operations) - $2.8 million or $0.20 per diluted share Earnings per share grew 33% Acquisition at end of quarter

TALX
3

Leveraging Your HR/Payroll Systems


ePayroll
Powered by The Work Number
▪ Electronic Paystub
▪ Payroll Cards
New Service
FasTime
▪ Time Reporting
▪ Integrated Approvals
▪ Automated Announcements
PeopleSoft
Hewitt
Ceridian
HR/Payroll System
SAP
Tesseract
Lawson
Custom
Exult
ADP
New Service
UCeXpress
▪ Tax Planning
▪ Unemployment Cost Management
THE WORK NUMBER
▪ Employment and Income Verifications
W-2 eXpress
Powered by THE WORK NUMBER
▪ W-2 Issue/Reissue
▪ W-2c Processing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward- looking statements including, without limitation, anticipated revenue and earnings in the company's second fiscal quarter and fiscal 2004 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's 2003 10-K under the caption "Risk Factors" in "Part 1, Item 1 - Business," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) the risks associated with pending litigation, investigations, and possible future proceedings as a result of our recent financial statement restatement; (2) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (3) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services; (4) risks associated with our ability to maintain the accuracy and confidentiality of our clients' employee data; (5) risk that our revenues from The Work Number may fluctuate due to changes in the level of residential mortgage activity and interest rates; (6) our ability to prevent breach of confidentiality as we initiate large-scale processing of verifications; (7) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability could be significantly harmed if those requirements were relaxed; (8) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (9) risks associated with changes in economic conditions or unemployment compensation laws; (10) risk of interruption of our computer network and telephone operations; and (11) risk of discontinuance of 900 number telephone service. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

Operations Highlights - 1st Qtr Fiscal 2004 Revenues of $30.2 million 11% growth over prior year's $27.2 million 14% combined growth in core services - TWN & UCM The Work Number - 44% growth Unemployment Cost Management - 1% increase Software and Maintenance - 31% decrease Gross profit improved to $16.8 million from $14.6 million Gross margin improved to 55.6% from 53.6% last year SG&A expenses increased to 39.9% of revenues from 38.9% last year Operating margin improved to 15.7% of revenues from 14.7% last year EPS - diluted (continuing operations) - $0.20 v. $0.15 last year UC eXpress TWN HRBAS Software and Maintenance 0.6 0.36 0 0.04

Cash Flow Highlights - 1st Quarter Fiscal 2004 Cash flow from operations - $3.1 million v. $7.1 million last year Capital expenditures - $1.0 million v. $1.6 million last year Repaid $2.5 million of long-term debt Repurchased 131,000 shares of stock for $1.8 million

Financial Position Highlights - June 30, 2003 Cash and investments were $5.2 million at 6/30/03 compared to $9.4 million at 3/31/03. Uses of cash include: Debt repayment of $2.5 million Stock repurchase of $1.8 million Dividend payment of $0.5 million Capital expenditures of $1.0 million Acquisition payment of $1.6 million Reduced accrued expenses $1.3 million Debt repayment in Q2 will be scheduled $2.5 million plus "excess cash flow" payment of $3.3 million Days sales outstanding in accounts receivable was 50 days at 6/30/03 compared to 45 days at 3/31/03 Total debt to equity decreased to .34 to 1 at 6/30/03 from .40 to 1 at 3/31/03

Growth Drivers The Work Number: 85% share of TALX estimate of outsourced market Core service - additional records, expand verifier base ePayroll "Paperless Pay" - market penetration W-2 eXpress - market penetration FasTime - market penetration Unemployment cost management: 35% of TALX estimate of outsourced market Revenue growth - market penetration and tax services to existing clients Cost consolidation and margin improvement Annual contracts Cross-selling 1,000 UC eXpress clients do not use TWN 200 TWN clients do not use UC eXpress

The Work Number Revenue History Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 East 4132000 4531000 4635000 5796000 6103000 6659000 6856000 7566000 7617000 8573000 9011000 10733000 10943000

The Work Number Employment Record History 3/1/2001 3/2/2002 3/3/2003 6/3/2003 Records on Database 43005000 60706000 76590000 80014000 Records under Contract 52616000 70179000 81977000 83691000 Pre-employment Mortgage & Credit Social Services Other TWN 0.31 0.57 0.07 0.05 Verifier Revenue Year-over-Year Change in Total Mortgage Applications Index Interest rate 1/7/2000 -0.434 0.0824 1/14/2000 -0.399 0.0829 1/21/2000 -0.379 0.0834 1/28/2000 -0.391 0.0835 2/4/2000 -0.293 0.0839 2/11/2000 -0.284 0.084 2/18/2000 -0.205 0.0842 2/25/2000 -0.407 0.0823 3/3/2000 -0.223 0.0825 3/10/2000 -0.182 0.0831 3/17/2000 -0.251 0.0823 3/24/2000 -0.162 0.0823 3/31/2000 -0.207 0.0827 4/7/2000 -0.13 0.0822 4/14/2000 -0.236 0.0811 4/21/2000 -0.202 0.0815 4/28/2000 -0.236 0.0835 5/5/2000 -0.112 0.0848 5/12/2000 -0.11 0.0864 5/19/2000 -0.097 0.0862 5/26/2000 -0.187 0.0847 6/2/2000 -0.029 0.0821 6/9/2000 -0.171 0.083 6/16/2000 -0.107 0.0819 6/23/2000 -0.109 0.0833 6/30/2000 -0.095 0.0825 7/7/2000 -0.025 0.0814 7/14/2000 0.096 0.0823 7/21/2000 0.075 0.0818 7/28/2000 -0.009 0.0821 8/4/2000 0.099 0.0804 8/11/2000 0.105 0.0786 8/18/2000 -0.073 0.0804 8/25/2000 0.002 0.0791 9/1/2000 0.17 0.0785 9/8/2000 0.161 0.0797 9/15/2000 0.176 0.079 9/22/2000 0.175 0.0783 9/29/2000 0.112 0.078 10/6/2000 0.15 0.0787 10/13/2000 0.148 0.0779 10/20/2000 0.248 0.0758 10/27/2000 0.202 0.077 11/3/2000 0.233 0.0776 11/10/2000 0.204 0.0772 11/17/2000 0.042 0.0761 11/24/2000 0.111 0.076 12/1/2000 0.288 0.0747 12/8/2000 0.381 0.0737 12/15/2000 0.313 0.0718 12/22/2000 0.734 0.0709 12/29/2000 0.269 0.0707 1/5/2001 0.683 0.0679 1/12/2001 1.432 0.0704 1/19/2001 1.017 0.0704 1/26/2001 0.805 0.0703 2/2/2001 0.97 0.0691 2/9/2001 1.121 0.069 2/16/2001 1.025 0.0709 2/23/2001 0.86 0.0704 3/2/2001 1.024 0.0697 3/9/2001 0.835 0.069 3/16/2001 0.767 0.0682 3/23/2001 0.937 0.0684 3/30/2001 1.059 0.0699 4/6/2001 0.815 0.069 4/13/2001 0.81 0.0712 4/20/2001 0.652 0.0707 4/27/2001 0.83 0.0718 5/4/2001 0.64 0.0718 5/11/2001 0.781 0.072 5/18/2001 0.468 0.0716 5/25/2001 0.672 0.0729 6/1/2001 0.529 0.0716 6/8/2001 0.73 0.0712 6/15/2001 0.618 0.0709 6/22/2001 0.539 0.0701 6/29/2001 0.484 0.0727 7/6/2001 0.402 0.0717 7/13/2001 0.36 0.0709 7/20/2001 0.556 0.0699 7/27/2001 0.586 0.0696 8/3/2001 0.548 0.07 8/10/2001 0.531 0.0687 8/17/2001 0.64 0.0685 8/24/2001 0.758 0.0683 8/31/2001 0.927 0.0683 9/7/2001 0.767 0.0673 9/14/2001 0.603 0.0664 9/21/2001 0.945 0.0663 9/28/2001 1.251 0.0652 10/5/2001 1.621 0.0649 10/12/2001 1.999 0.0661 10/19/2001 1.631 0.0659 10/26/2001 1.369 0.0647 11/2/2001 1.878 0.064 11/9/2001 1.774 0.0637 11/16/2001 1.813 0.0684 11/23/2001 1.612 0.0698

The Work Number Services The Work Number Employment and Income Verification 3.6 million records added to database in Q1 FY 04 83.7 million records under contract = 80.0 million live + 3.7 million backlog 1.2 million verifications in Q1 FY 04 v. 660,000 verifications in Q1 last year and 997,000 verifications in Q4 FY 03 "Paperless Pay" and FasTime Cost savings for clients Revenue has and should continue to increase as several large clients come on stream - Lowes, Kelly, Manpower 48% first quarter year-over-year growth in FasTime Healthy sales pipeline could double ePayroll revenue run rate in the next 6 - 9 months Blended Gross Margin - 69.5% 74% margin in core revenues

The Work Number Services Key New Work Number Employers: Bowne Citigroup EarthLink Interstate Brands Payless ShoeSource Pier 1 Imports U.S. Bancorp

Unemployment Cost Management 1% revenue growth from last year New sales, offset by loss of smaller clients last year 1st and 2nd quarter revenues seasonally lower Cross sell specialized unemployment tax consulting services Relatively predictable revenues and cash flows States' unemployment fund crisis should enhance value proposition of service

Key Investment Highlights Business model that we expect to provide: Estimated total revenue of $125 - $128 million in FY 2004 Strong EPS growth Estimate of $1.08 - $1.12 in FY 2004 - 40+% growth from continuing operations Estimate of $0.20 to $0.22 in Q2 FY 2004 Solid and improving gross margins - now in mid-50% range Strong and expanding operating margin Strong and growing operating cash flow